Exhibit 99.1

AMERICAN RESTAURANT GROUP, INC.

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(18 U.S.C. Section 1350)

Pursuant to the requirements of Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Sections 1350(a) and (b)), the undersigned hereby certify as follows:

1.             Ralph S. Roberts is the Chief Executive Officer of American Restaurant Group, Inc. (the “Company”).

2.             William G. Taves  is the Chief Financial Officer of the Company.

3.             Each of the undersigned hereby certifies, to the best of his knowledge, that:

(A)                              The Company’s Form 10-Q/A accompanying this Certification, in the form filed with the Securities and Exchange Commission (the “Report”), fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934 (the “Exchange Act”); and

(B)                                The information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

The foregoing certifications are subject to the limitations and qualifications set forth in the accompanying Quarterly Report on Form 10-Q/A and to the following qualifications: (i) because we were required to change our independent accountants, our new independent accountants have not yet completed a reaudit of the Company’s prior results, and have therefore been unable to review the accompanying Quarterly Report on Form 10-Q/A in accordance with the requirement of SAS 71, although such a review is required by Rule 10-01(d) of Regulation S-X, (ii) because the financial statements have not been reviewed in accordance with SAS 71, they are deficient and do not comply with the requirements of the Securities Exchange Act of 1934, as amended, and the regulations of the Securities and Exchange Commission promulgated thereunder, and (iii) when such review is concluded by the Company’s new independent accountants, accounting errors or inaccuracies might be discovered by such new auditors and require correction.

Dated: November 15, 2002

/s/ Ralph S. Roberts
Ralph S. Roberts
Chief Executive Officer

/s/ William G. Taves
William G. Taves
Chief Financial Officer